UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant   |_|

Check the appropriate box:
|_|    Preliminary Proxy Statement
|_|    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to Rule 14a-12


                       Golden River Resources Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

     ---------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     (5)  Total fee paid:

     ---------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     ---------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     (3)  Filing Party:

     ---------------------------------------------------------------------------

     (4)  Date Filed:

     ---------------------------------------------------------------------------

                                              Golden River Resources Corporation
                                                          A Delaware Corporation

                                           Level 8, 580 St Kilda Road, Melbourne
                                                        Victoria 3004, Australia

                                              PO Box 6315, St Kilda Road Central
                                             Melbourne, Victoria 8008, Australia

                                                      Telephone: +61 3 8532 2860
                                                      Facsimile: +61 3 8532 2805
                                        Email: investor@goldenriverresources.com



TO OUR STOCKHOLDERS:

You are cordially invited to attend our 2008 Annual Stockholders' Meeting to be held at Club Room 2, 9th Floor, Sebel Albert Park, 65 Queens Road Melbourne Victoria 3004 Australia on November 27, 2008, at 11.30 a.m.

We have attached a Notice of Annual Meeting of Stockholders and Proxy Statement that discuss the matters to be presented at the meeting.

At this year's meeting, we will be asking our stockholders to elect Joseph Isaac Gutnick, David Stuart Tyrwhitt, Peter James Lee and Mordechai Zev Gutnick as directors.

We hope that you will come to the Annual Meeting in person. Even if you plan to come, we strongly encourage you to vote now. Instructions on voting by facsimile or mail are shown on your proxy and in the Proxy Statement. If for any reason you desire to revoke your proxy, you can do so at any time before it is voted. Your vote is important and will be greatly appreciated.

If you have any questions about the matters to be voted on at the Annual Meeting or you need help voting your shares, please contact me at (613) 8532 2860 or peter@goldenriverresources.com

/s/ Peter Lee

Peter Lee
Secretary

                       GOLDEN RIVER RESOURCES CORPORATION

                  NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

Time

11.30am. on November 27, 2008

Place

Club Room 2, 9th Floor, Sebel Albert Park, 65 Queens Road, Melbourne Victoria 3004 Australia

Purposes

To elect four members of the Board of Directors to serve a one year term.

To transact any other business that properly comes before the Meeting or any adjournment of the Meeting.

Record Date

You can vote if you were a stockholder of record at the close of business on October 17, 2008.

By order of the Board of Directors

/s/ Peter Lee

Peter Lee
Secretary

October 26, 2008
Melbourne, Victoria, Australia

                                   HOW TO VOTE

Your vote is important. You may vote by using a traditional proxy card and returning it to us by mail to BNY Mellon Shareowner Services, Proxy Processing, PO Box 3862 S. Hackensack, NJ, 07606 - 9562, USA.

                       LEGEND INTERNATIONAL HOLDINGS, INC.

                                 Proxy Statement


Table Of Contents                                                           Page

General Information about the Solicitation                                     1

Election of Directors                                                          3

Executive Compensation                                                        10

Security Ownership of Certain Beneficial Owners and
Management and Related Stockholder Matters                                    16


Certain Relationships and Related Transactions                                22

Requirements, Including Deadlines, for Submission of Stockholder
Proposals and Nominations of Directors                                        22


Independent Auditors                                                          23

Other Matters                                                                  1

                                 PROXY STATEMENT

                   GENERAL INFORMATION ABOUT THE SOLICITATION

We are sending you these proxy materials in connection with the solicitation by the Board of Directors of Golden River Resources Corporation (OTCBB: GORV) of proxies to be used at Golden River Resources Annual Meeting of Stockholders to be held on November 27, 2008, and at any adjournment or postponement of the Meeting. "We", "our", "us" and the "Company" all refer to Golden River Resources. The proxy materials are first being mailed on or about October 27, 2008.

Who may vote

You will only be entitled to vote at the Annual Meeting if our records show that you held your shares on October 17, 2008. At the close of business on October 17, 2008, a total of 26,711,130 shares of our common stock were outstanding and entitled to vote. Each share of common stock has one vote.

How to vote

If your shares are held by a broker, bank or other nominee, it will send you instructions that you must follow to have your shares voted at the Annual Meeting. If you hold your shares in your own name as a record holder, you may instruct the proxy agents how to vote your shares as described below.

Vote by mail

If you choose to vote by facsimile or mail, simply mark your proxy, date and sign it, and return it to us in the envelope provided. If the envelope is missing, please mail your completed proxy card to BNY Mellon Shareowner Services, Proxy Processing, PO Box 3862 S. Hackensack, NJ, 07606 - 9562, USA.

Voting at the Annual Meeting

The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

How to revoke your proxy

You may revoke your proxy at any time before it is voted. If you are a record stockholder, you may revoke your proxy in any of the following ways:

      o     by giving notice of revocation at the Annual Meeting.

      o by timely delivery of written instruction revoking your proxy to the BNY Mellon Shareowner Services, Proxy Processing, PO Box 3862 S. Hackensack, NJ, 07606 - 9562, USA

      o     by voting in person at the Annual Meeting.

How votes will be counted

The Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares of common stock entitled to vote, is represented at the Meeting. If you have returned a valid proxy or are a record holder and attend the Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced. Abstentions and broker "non-votes" are also counted in determining whether a quorum is present. A "broker non vote" occurs when a broker, bank or nominee that holds shares for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner.

If a quorum is not present at the Annual Meeting, a majority of the shares present, in person or by proxy, has the power to adjourn the Meeting from time to time until a quorum is present. Other than announcing at the Annual Meeting the time and place of the adjourned Meeting, no notice of the adjournment will be given to stockholders unless required because of the length of the adjournment.

Directors will be elected by a plurality of the votes cast at the Meeting.

Abstentions and broker "non-votes" are not counted in the election of directors or the approval of any other matter.

List of stockholders

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Meeting for any purpose germane to the Meeting, between the hours of 9.00 a.m. and 5.00 p.m., at our principal executive offices at Level 8, 580 St Kilda Road Melbourne Victoria 3004 Australia.

Cost of this proxy solicitation

We will pay the cost of preparing, assembling and mailing the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

General

Our By-laws provide that the number of Directors of the Company initially shall be six and that the number of directors which shall thereafter constitute the whole Board shall be determined by the Board of Directors. The Board has determined that the number of Directors constituting the whole Board shall be four.

Directors need not be stockholders of the Company or residents of the State of Delaware. Directors are elected for an annual term and generally hold office until the next Directors have been duly elected and qualified. Directors may receive compensation for their services as determined by the Board of Directors. A vacancy on the Board may be filled by the remaining Directors even though less than a quorum remains. A Director appointed to fill a vacancy remains a Director until his successor is elected by the Stockholders at the next annual meeting of Shareholder or until a special meeting is called to elect Directors.

Our Board of Directors currently has four members who hold office for a period of one year.

Your proxy will be voted FOR the election of the four nominees named below, unless you withhold authority to vote for any or all of the nominees. Management has no reason to believe that a nominee will be unwilling or unable to serve as a director. However, if a nominee is unwilling or unable to serve, your proxy will be voted for another nominee designated by our Board of Directors.

Director nominees

The following are management's director nominees

Name                                        Director Since
Joseph Isaac Gutnick                        March 1988
David Stuart Tyrwhitt                       November 1996
Peter James Lee                             February 1996
Mordechai Zev Gutnick                       September 2005

Directors and executive officers

The following table lists our directors and executive officers.

Name                    Age     Position(s) Currently Held with the Company

Joseph Gutnick           56     Chairman of the Board, President, Chief
                                Executive Officer and Director
David Tyrwhitt           70     Vice President and Director
Peter Lee                51     Director, Secretary and Chief Financial Officer
Mordechai Gutnick        30     Director

Biographical information provided to us by our directors and executive officers is as follows.

JOSEPH GUTNICK

      Mr Gutnick has been Chairman of the Board, President and Chief Executive Officer since March, 1988. He has been a Director of numerous public listed companies in Australia specialising in the mining sector since 1980, is currently Chairman of the Board, President and Chief Executive Officer of Legend International Holdings Inc, a company listed on the over the counter market in the USA; a Director of Quantum Resources Limited and President and Chief Executive Officer of Northern Capital Resources and Yahalom International Resources Corp. Mr. Gutnick was previously Executive Chairman of Tahera Corporation, a company that is listed on Toronto Stock Exchange from May 2000 to October 2003 and has previously been a Director of the World Gold Council. He is a Fellow of the Australasian Institute of Mining & Metallurgy and the Australian Institute of Management and a Member of the Australian Institute of Company Directors.

DAVID TYRWHITT

      Dr Tyrwhitt was appointed a Director in March 2005. He is a geologist, holding a Bachelor of Science and PhD degrees and has 46 years experience in mineral exploration and management development and operation of gold mines in Australia. Dr Tyrwhitt has been a Director of numerous public listed companies in Australia in the mining industry and is currently a Director of Hawthorn Resources Limited, and Quantum Resources Limited and has also been a Director of Legend International Holdings, Inc, a Delaware corporation (LGDI.OB) since 2005 and Northern Capital Resources Corp., a Nevada corporation since 2008.

PETER LEE

      Mr Lee has been Chief Financial Officer and Secretary since August 1989 and was appointed a Director in February 1996 and Secretary in 1996. Mr Lee is a Member of the Institute of Chartered Accountants in Australia, a Fellow of Chartered Secretaries Australia Ltd., a member of the Society of Corporate Secretaries and Governance Professionals in the USA; a Member of the Australian Institute of Company Directors and holds a Bachelor of Business (Accounting) from Royal Melbourne Institute of Technology. Mr. Lee has been the Chief Financial Officer and Secretary of Legend International Holdings, Inc since 2005. He has over 25 years commercial experience and is currently Chief Financial Officer, General Manager Corporate and Company Secretary of several listed public companies in Australia and in the USA.

MORDECHAI GUTNICK

On September 14, 2005, Mr Mordechai Zev Gutnick was elected a non-executive Director. Mr Mordechai Gutnick is a businessman and long-term investor in the mining industry. He is also a Director Quantum Resources Limited (May 2003 to current) and has been a director of several listed public companies in Australia. Mr M Z Gutnick has been appointed to the Audit and Remuneration Committee's, effective September 14, 2005. Mr Mordechai Gutnick is the son of Mr Joseph Gutnick.

Executive officers of Golden River Resources are appointed by the Board of Directors and serve at the discretion of the Board, subject to the terms of applicable employment agreements. Except as set forth above, there are no family relationships among any of the directors or executive officers of Golden River Resources.

Board, Audit Committee and Remuneration Committee Meetings

Our Board of Directors consists of four members, of whom two have been, and continue to be, independent under applicable regulations. During fiscal 2008, our Board of Directors met three times. The Board of Directors also uses resolutions in writing to deal with certain matters and during fiscal 2008, three resolutions in writing were signed by all Directors.

We do not have a nominating committee. Historically our entire Board has selected nominees for election as directors. The Board believes this process has worked well thus far particularly since it has been the Board's practice to require unanimity of Board members with respect to the selection of director nominees. In determining whether to elect a director or to nominate any person for election by our stockholders, the Board assesses the appropriate size of the Board of Directors, consistent with our bylaws, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates to fill each vacancy. Candidates may come to the attention of the Board through a variety of sources, including from current members of the Board, stockholders, or other persons. The Board of Directors has not yet had the occasion to, but will, consider properly submitted proposed nominations by stockholders who are not directors, officers, or employees of Golden River Resources on the same basis as candidates proposed by any other person. Stockholders can make proposals as provided below under the caption "Requirements, Including Deadlines, for Submission of Stockholder Proposals and Nominations of Directors."

Audit Committee:

Dr David Tyrwhitt and Mr. Mordechai Gutnick constitute our Audit Committee. It is the opinion of the Board of Directors that each of them is an independent director as defined in Rule 10A-3 of the Securities Exchange Act of 1934. In addition, the Board believes that Mr Tyrwhitt would meet the director independence requirements of the Nasdaq Stock Market if we were listed on such Market, but that Mr. Mordechai Gutnick would not meet such Nasdaq independence requirements in light of his family relationship with Mr. Joseph Gutnick who is our Chief Executive Officer. Our Audit Committee does not include a "financial expert" as defined in Item 401 (e) of Regulation S-B. The Company only has two independent Directors and neither of these independent Directors has a finance background. The Audit Committee met once during fiscal 2007 and the Chair of the Audit Committee met with the external auditors on three occasions during fiscal 2007 in respect to quarterly reports prior to the reports being filed.

The Board's current written charter for its Audit Committee is a statement attached as Annex A to this proxy statement.

Code of Ethics

We have adopted a Code of Conduct and Ethics and it applies to all Directors, Officers and employees. A copy of the Code of Conduct and Ethics is posted on our website and we will provide a copy to any person without charge. If you require a copy, you can download it from our website or alternatively, contact us by facsimile or email and we will send you a copy.

Report of the Audit Committee

Management is responsible for Golden River Resources' financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Golden River Resources' independent auditors are responsible for auditing those financial statements.

In performing our oversight duties we rely on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States. We also rely on the representations of the independent auditors included in their report on Golden River Resources' financial statements.

Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures. Furthermore, our contacts with management and the independent auditors do not assure that:

o Golden River Resources' financial statements are presented in accordance with generally accepted accounting principles,

o the audit of Golden River Resources' financial statements has been carried out in accordance with generally accepted auditing standards or

o     Golden River Resources' independent accountants are in fact "independent."

In connection with the inclusion of the audited financial statements in Golden River Resources' 2008 annual report on Form 10-K, the Audit Committee:

o     reviewed and discussed the audited financial statements with management,

o discussed with our independent auditors the materials required to be discussed by SAS 61,

o reviewed the written disclosures and the letter from our independent auditors required by Independent Standards Board Standard No. 1 and discussed with our independent auditors their independence, and

o based on the foregoing review and discussion, recommended to the Board of Directors that the audited financial statements be included in Golden River Resources' 2008 annual report on form 10-K.

David S Tyrwhitt, Audit Committee Chairman
Mordechai Gutnick, Audit Committee Member

Remuneration Committee

The Board has a Remuneration (i.e. compensation) Committee comprised of two independent directors. During fiscal 2008, the Remuneration Committee did not meet. The Remuneration Committee does not have a charter. The purpose of the Remuneration Committee is to recommend to the Board of Directors, for its determination, the compensation of the Company's chief executive officer and other executive officers.

Stockholder Communications with the Board

Stockholders who wish to communicate with the Board of Directors should send their communications to the Chairman of the Board at the address listed below. The Chairman of the Board is responsible for forwarding communications to the appropriate Board members.

Mr. Peter Lee
Golden River Resources Corporation.
PO Box 6315
St Kilda Road Central
Melbourne, Victoria 8008
Australia

Annual Meeting Attendance

The Company encourages all Directors to attend the Annual Meeting of Stockholders either in person or by telephone.

                             EXECUTIVE COMPENSATION

      The following table sets forth the annual salary, bonuses and all other compensation awards and pay outs on account of our Chief Executive Officer for services rendered to us during the fiscal years ended June 30, 2008, 2007 and 2006. No other executive officer received more than US$100,000 per annum during this period.

Summary Compensation Table

-------------------- ------ ---------- -------- ------- ---------- ----------   --------------  -------  --------
Name and Principal   Year   Salary     Bonus    Stock   Option     Non-Equity   Change in       All      Total
Position                    (A$)       (A$)     Awards  Awards     Incentive    Pension Value   Other    (A$)
                                                (A$)    (A$)       Plan         and             Compen
                                                                   Compensation Nonqualified    -sation
                                                                   (A$)         Deferred        (A$)
                                                                                Compensation
                                                                                Earnings (A$)
-------------------- ------ ---------- -------- ------- ---------- ----------   --------------  -------  --------
Joseph Gutnick,      2008      93,748        -       -          -          -               -    8,437    102,185
Chairman of the      2007     111,285        -       -    226,000          -               -        -    371,285
Board, President     2006     114,281        -       -          -          -               -        -    114,281
and CEO
(1)(2)(3)(4)
-------------------- ------ ---------- -------- ------- ---------- ----------   --------------  -------  --------

1. The amounts listed were paid by us to AXIS, which provides the services of Mr. J I Gutnick and Mr Lee as well as certain other officers and employees to the Company.
2. Excludes options granted to Kerisridge Pty Ltd and Fast Knight Nominees Pty Ltd of which Mr JI Gutnick is a Director and Shareholder (see Item 13
      - Certain Relationships and Related Party Transactions)
3. Includes amounts paid by AXIS to an accumulation superannuation plan on behalf of Joseph Gutnick.
4. Includes 500,000 options that have vested and 666,666 options that vest on October 19, 2007, 666,667 options that vest on October 19, 2008 and 666,667 options that vest on October 19, 2009.


      For additional information about the Service Agreement and the Consulting Agreement see "Item 1 - Business - Employees" and "Item 12 - Certain Relationships and Related Transactions".

      We have a policy that we will not enter into any transaction with an officer, Director or affiliate of the Company or any member of their families unless the transaction is approved by the Audit Committee and the Audit Committee determines that the terms of the transaction are no less favourable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to the Company at the time authorised.


Outstanding Equity Awards at Fiscal Year-End

Option Awards                                                                                      Stock Awards
Name         Number of     Number of      Equity       Option     Option     Number    Market   Equity     Equity
             Securities    Securities     Incentive    Exercise   Expiration of        Value    Incentive  Incentive
             Underlying    Underlying     Plan         Price ($)  Date       Shares    of       Plan       Plan
             Unexercised   Unexercised    Awards:                            or        Shares   Awards:    Awards:
             Options (#)   Options (#)    Number of                          Units     or       Number     Market
             Exercisable   Unexercisable  Securities                         of        Units    of         or
                                          Underlying                         Stock     of       Unearned   Payout
                                          Unexercised                        That      Stock    Shares,    Value of
                                          Unearned                           Have      That     Units or   Unearned
                                          Options (#)                        Not       Have     Other      Shares,
                                                                             Vested    Not      Rights     Units or
                                                                             (#)       Vested   That       Other
                                                                                       ($)      Have Not   Rights
                                                                                                Been       That
                                                                                                Vested     Have Not
                                                                                                (#)        Vested
                                                                                                           ($)
Joseph       -             -                  500,000    US$1.00   10/15/14     -        -          -          -
Gutnick,     -             -                2,000,000  US$0.3084   10/19/11     -        -          -          -
Chairman
of the
Board,
President
and CEO

2004 Stock Option Plan

      The 2004 Plan provides for the granting of options. The maximum number of shares available for awards is 10% of the issued and outstanding shares of common stock on issue at any time (on a fully diluted basis). If an option expires or is cancelled without having been fully exercised or vested, the remaining shares will generally be available for grants of other awards.

      The 2004 Plan is administered by the Remuneration Committee of the Board comprised solely of directors who are not employees or consultants to Golden River Resources or any of its affiliated entities.

      Any employee, director, officer, consultant of or to Golden River Resources or an affiliated entity (including a company that becomes an affiliated entity after the adoption of the 2004 Plan) is eligible to participate in the 2004 Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the success of Golden River Resources or an affiliated entity. During any one year period, no participant is eligible to be granted options to purchase more than 5% shares of our issued and outstanding common stock or, if they provide investor relations activities or are a consultant to the Company, 2% of the issued and outstanding shares of common stock in any 12 month period.

      Options granted under the 2004 Plan are to purchase Golden River Resources common stock. The term of each option will be fixed by the Remuneration Committee, but no option will be exercisable more than 10 years after the date of grant. The option exercise price is fixed by the Remuneration Committee at the time the option is granted. The exercise price must be paid in cash. Options granted to participants vest and have a term of 10 years, unless otherwise decided by the Board of Directors at the time of issue.

      No award is transferable, or assignable by the participant except upon his or her death.

      The Board may amend the 2004 Plan, except that no amendment may adversely affect the rights of a participant without the participant's consent or be made without stockholder approval if such approval is necessary to qualify for or comply with any applicable law, rule or regulation the Board deems necessary or desirable to qualify for or comply with.

      Subject to earlier termination by the Board, the 2004 Plan has an indefinite term except that no ISO may be granted following the tenth anniversary of the date the 2004 Plan is approved by stockholders.

      None of the proposed recipients have received any stock options or other equity based forms of compensation from us for at least the last three years.

      Other than the issue of these Options, there are no other current plans or arrangements to grant any options under the 2004 Plan.

Compensation Pursuant to Plans

      The Company does not have any pension or profit sharing plans. The Company's Vice President Exploration and temporary staff employed in the exploration programme in Canada are subject to Canadian requirements for contributions to pension plans. At June 30, 2008, the Company has an obligation to pay A$nil. Contributions to employee benefit or health plans during the year ended June 30, 2008 were A$nil.

Compensation to Directors

Name          Fees Earned  Stock       Option      Non-Equity     Change in       All Other      Total (US$)
              or Paid in   Awards ($)  Awards ($)  Incentive      Pension Value   Compensation
              Cash (US$)                           Plan           and             ($)
                                                   Compensation   Nonqualified
                                                   ($)            Deferred
                                                                  Compensation
                                                                  Earnings
David            20,960           -           -              -               -              -      20,960
Tyrwhitt
Peter Lee        15,534           -           -              -               -              -      15,534

Mordechai        20,960           -           -              -               -              -      20,960
Gutnick

      It is our policy to reimburse Directors for reasonable travel and lodging expenses incurred in attending Board of Directors meetings. Commencing January 2005, non-management Directors are paid Directors fees of A$20,000 per annum, plus statutory superannuation of 9% in accordance with Australian law.

Securities authorized for issuance under equity compensation plans

      The following table sets forth, as of June 30, 2008, information regarding options under our 2004 stock option plan, our only active plan. The 2004 stock option plan has been approved by our stockholders. Outstanding options under this plan that are forfeited or cancelled will be available for future grants. All of the options are for the purchase of our common stock.

                                                                                          Number of securities
                                                                                        remaining available for
                                                                                     future issuances under equity
                               Number of securities to         Weighted average      compensation plans (excluding
                               be issued upon exercise        Exercise price of         securities reflected in
                                of outstanding options       outstanding options              column (a)
Plan Category                            (a)                         (b)                         (c)
----------------------------  ---------------------------  ------------------------- -------------------------------
Equity compensation
plans approved by
security holders                      4,850,000                   US$0.4224                   2,821,413(1)

Equity compensation
plans not approved
by security holders                       -                           -                            -
                              ---------------------------  ------------------------- -------------------------------

   Total                             4,850,000(1)                 US$0.4224                  2,821,413(1)
----------------------------  ===========================                            ===============================

(1) The maximum number of shares available for issuance under the 2004 stock option plan is equal to 10% of the issued and outstanding shares (on a fully diluted basis) of common stock, at any time.

Principal Officers Contracts

      The principal officers do not have any employment contracts.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
                              STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

      The following table sets forth certain information regarding the beneficial ownership of our common stock by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group as of June 30, 2008.

----------------------------- --------------------------------- ------------------------- ---------------
Title of                      Name and Address                  Amount and nature of      Percentage
Class                         of Beneficial Owner*              Beneficial Owner          of class (1)
----------------------------- --------------------------------- ------------------------- ---------------
Shares of common stock        Joseph and Stera Gutnick              42,533,558(2)(3)(4)       87.62
                                                                              (5)(6)(7)(8)
----------------------------- --------------------------------- ------------------------- ---------------

Shares of common stock        RAB Special Situations (Master)       31,670,000  (9)(14)       55.84
                              Fund Limited
                              1 Adam Street
                              London WC2N 6LE
                              United Kingdom
----------------------------- --------------------------------- ------------------------- ---------------

Shares of common stock        David Stuart Tyrwhitt                     50,000   (2)(3)         **

----------------------------- --------------------------------- ------------------------- ---------------

Shares of common stock        Mordechai Zev Gutnick                    500,000(3)(10)(12)      1.84

----------------------------- --------------------------------- ------------------------- ---------------

Shares of common stock        Peter James Lee                          916,668 (2)(3)(11)      3.32

----------------------------- --------------------------------- ------------------------- ---------------
                              All officers and Directors
                              as a group                            44,000,226     (13)       88.07

----------------------------- --------------------------------- ------------------------- ---------------

* Unless otherwise indicated, the address of each person is c/o Golden River Resources Corporation, Level 8, 580 St. Kilda Road, Melbourne, Victoria 3004 Australia
**    less than 1%

Notes:

(1)   Based on 26,711,630 shares outstanding as of June 30, 2008.

(2)   Does not include:
      (i) 1,918 shares of Common Stock beneficially owned by Quantum Resources Limited or
      (ii)  229,489 shares of Common Stock beneficially owned by AXIS,

      of which companies Messrs JI Gutnick, Lee, and Dr. Tyrwhitt are officers and/or Directors, as they disclaim beneficial ownership of those shares.

(3)   Does not include 2,500 shares of Common Stock beneficially owned by us.

(4) Includes 5,394,590 shares of Common Stock owned by Edensor Nominees Pty Ltd., 1,753,984 shares of Common Stock owned by Kerisridge Pty Ltd., 1,500,000 shares of Common Stock owned by Surfer Holdings Pty Ltd, 30,000,000 shares of Common Stock owned by Fast Knight Nominees Pty Ltd (including 20,000,000 shares issuable upon exercise of warrants at an exercise price of US$0.1542 per share), 2,000,000 shares of Common Stock owned by Kalycorp Pty Ltd and 26,000 shares of Common Stock owned by Pearlway Investments Proprietary Limited, of which Mr Joseph Gutnick, Stera M. Gutnick and members of their family are officers, Directors and principal stockholders.

(5) Includes 500,000 shares issuable upon exercise of stock options owned by Mr. Gutnick.

(6) Joseph Gutnick is the beneficial owner of 25,650 shares of Common Stock that are registered in his own name.

(7)   Joseph Gutnick and Stera Gutnick are husband and wife.

(8) Includes 666,667 shares issuable upon exercise of stock options and 666,667 that vest on October 19, 2008. Does not include 666,666 that vest on October 19, 2009.

(9) RAB owns 1,670,000 shares of common stock and warrants exercisable to acquire an additional 30,000,000 shares of common stock, including 10,000,000 shares of common stock issuable upon exercise of Special Warrants, without the payment of any additional consideration and 20,000,000 shares of common stock issuable upon exercise of Warrants with an exercise price of US$0.1542 per share. Notwithstanding anything contained therein to the contrary, the Special Warrants and Warrants are not exercisable by the holder, in whole or in part, and the Company shall not give effect to any such exercise of the Special Warrants and Warrants, if, after giving effect to such exercise, the holder, together with any affiliate of the holder (including any person or company acting jointly or in concert with the holder) would in the aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 9.99% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise; provided, however, that upon a holder of the Special Warrants or Warrants providing the Company with sixty-one (61) days notice that such holder would like to waive this limitation with regard to any or all shares of common stock issuable upon exercise of the Special Warrants or Warrants, this limitation will be of no force or effect with regard to all or a portion of the Special Warrant or Warrants referenced in the waiver notice.

(10) Does not include 1,918 shares of Common Stock beneficially owned by Quantum Resources Limited, of which company Mr MZ Gutnick is a Director as he disclaims beneficial ownership of these shares.

(11) Includes 583,334 shares issuable upon exercise of stock options which are exercisable and 333,334 that vest on October 19, 2008. Does not include 333,333 that vest on October 19, 2009.

(12) Includes 250,000 shares issuable upon exercise of stock options and 250,000 that vest on October 19, 2008. Does not include 250,000 that vest on October 19, 2009.

(13) Includes 3,300,001 shares that are issuable upon exercise of stock options, of which 2,050,001 are vested and 1,250,000 that vest on October 19, 2008. Does not include 1,249,999 that vest on October 19, 2009.

(14) RAB is organized under the laws of the Cayman Islands. Phillip Richards has sole investment and voting control over the securities owned by RAB.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We are one of five affiliated companies. Each of the companies has some common Directors, officers and shareholders. In addition, each of the companies owns equity in and is substantially dependent upon AXIS for its senior management and certain mining and exploration staff. The Company owns 9.09% of the outstanding shares of AXIS. A number of arrangements and transactions have been entered into from time to time between such companies. It has been the intention of the affiliated companies and respective Boards of Directors that each of such arrangements or transactions should accommodate the respective interest of the relevant affiliated companies in a manner which is fair to all parties and equitable to the shareholders of each. Currently, there are no material arrangements or planned transactions between the Company and any of the other affiliated companies other than AXIS.

      AXIS is paid by each company for the costs incurred by it in carrying out the administration function for each such company. Pursuant to the Service Agreement, AXIS performs such functions as payroll, maintaining employee records required by law and by usual accounting procedures, providing insurance, legal, human resources, company secretarial, land management, certain exploration and mining support, financial, accounting advice and services. AXIS procures items of equipment necessary in the conduct of the business of the Company. AXIS also provides for the Company various services, including but not limited to the making available of office supplies, office facilities and any other services as may be required from time to time by the Company as and when requested by the Company.

      We are required to reimburse AXIS for any direct costs incurred by AXIS for the Company. In addition, we are required to pay a proportion of AXIS's overhead cost based on AXIS's management estimate of our utilisation of the facilities and activities of AXIS plus a service fee of not more than 15% of the direct and overhead costs. AXIS has charged the 15% service fee to us during fiscal 2008. Amounts invoiced by AXIS are required to be paid by us. We are also not permitted to obtain from sources other than AXIS, and we are not permitted to perform or provide ourselves, the services contemplated by the Service Agreement, unless we first requests AXIS to provide the service and AXIS fails to provide the service within one month.

      The Service Agreement may be terminated by AXIS or ourselves upon 60 days prior notice. If the Service Agreement is terminated by AXIS, we would be required to independently provide, or to seek an alternative source of providing, the services currently provided by AXIS. There can be no assurance that we could independently provide or find a third party to provide these services on a cost-effective basis or that any transition from receiving services under the Service Agreement will not have a material adverse effect on us. Our inability to provide such services or to find a third party to provide such services may have a material adverse effect on our operations.

      In accordance with the Service Agreement AXIS provides the Company with the services of our Chief Executive Officer, Chief Financial Officer and clerical employees, as well as office facilities, equipment, administrative and clerical services. We pay AXIS for the actual costs of such facilities plus a maximum service fee of 15%. The Company paid AXIS A$193,000 (being A$52,000 in respect to the current year and A$141,000 being the amount owing at June 30,
2007) in respect of the Service Agreement for the fiscal year ended June 30, 2008 and A$612,000 (being A$591,550 in respect to the 2007 fiscal year and A$20,450 in respect to the 2006 fiscal year) in respect of the Service Agreement for the fiscal year ended June 30, 2007.

      During 2008, AXIS loaned the Company A$254,000 and A$53,000 during 2007. At June 30, 2008 and 2007, the Company owed AXIS A$639,000 and A$140,585 respectively for services provided in accordance with the Service Agreement. During fiscal 2008 and 2007, AXIS Consultants charged interest of A$7,000 and A$3,788 respectively on outstanding balances. AXIS charged interest rates between 9.60% and 10.10% for fiscal 2007 and between 11.10% and 11.75% for fiscal 2008. During fiscal 2007, AXIS paid interest net of tax of A$5,270. The amount owing to AXIS at June 30, 2008 is included within accounts payable and accrued expenses.

      During the 2006 fiscal year, Wilzed Pty Ltd, a company associated with the President of the Company, Joseph Gutnick, has provided loan funds to enable the Company to meet its liabilities. Interests associated with Mr Gutnick hold 87.62% interest in the Company on a fully diluted basis and accordingly Wilzed and the Company may be deemed to be under common control. During the 2005 fiscal year, Wilzed loaned A$644,633 and charged A$31,235 in interest. We repaid A$396. At June 30, 2005, the Company owed Wilzed A$675,472. Wilzed charged interest during fiscal 2005 at rates between 9.10% and 9.35%. During the 2006 fiscal year, Wilzed loaned A$1,241,836 and charged A$83,243 in interest and we repaid A$550. Wilzed charged interest during fiscal 2006 at the rate of 9.35%. In May 2006, we agreed to issue to Fast Knight Nominees up to 10 million shares of common stock at an issue price of A$0.20 (US$0.1542) and 20 million options with an exercise price of A$0.20 per share with a latest expiry date of April 30, 2011, as repayment of A$2 million in loans from Wilzed to the Company. Wilzed agreed to accept the shares and options as satisfaction of the loan and instructed us to issue the shares and options to Fast Knight Nominees, a company that is also associated with Mr. Gutnick. The options were valued using the Black Scholes mathematical model by an external valuer at A$1,883,185 (US$1,438,000). The issuance of the shares and warrants in satisfaction of the debt was treated as a capital transaction and accordingly had no effect on the Company's net loss.

      Mr Joseph Gutnick, the President of the Company, advanced us the initial deposit to open a US Dollar bank account. The amount of A$1,329 (US$1,000) was repaid in July 2006.

      Kerisridge Pty Ltd, a company associated with our President, Mr J I Gutnick, loaned us A$2,273,186 in March 2004 for the purpose of repaying our long term debt. On March 31, 2004, Kerisridge agreed to convert all of the debt we owed to it into common stock and warrants in us. We issued 1,753,984 shares of common stock and 1,753,984 warrants exercisable at US$1.30 and at any time up to March 31, 2007 in full repayment of the amount owing to Kerisridge. Kerisridge did not exercise the warrants prior to the expiry date.

Transactions with Management.

      We have a policy that we will not enter into any transaction with an Officer, Director or affiliate of us or any member of their families unless the transaction is approved by a majority of our disinterested non-employee Directors and the disinterested majority determines that the terms of the transaction are no less favourable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to us at the time authorised.


 REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF STOCKHOLDER PROPOSALS AND
                            NOMINATIONS OF DIRECTORS

      Stockholder proposals that are intended to be included in our proxy statement for our 2009 Annual Meeting pursuant to Proxy Rule 14a-8 must be received by us no later than June 26, 2009, and must otherwise comply with that rule.

                              INDEPENDENT AUDITORS

      The Board of Directors has approved the selection and retention of PKF, Certified Public Accountants, a Professional Corporation, to audit our consolidated financial statements for our fiscal year ending June 30, 2008. PKF has served as our independent auditors since 2003.

      Representatives of PKF are not expected to be present at the Annual
Meeting.

      The following table shows the audit fees incurred for fiscal 2008 and 2007.

                                     2008                           2007
                                     ----                           ----
                                     A$                             A$
                                     --                             --

Audit fees                           $  51,217                      $  49,351
Audit related fees                   $   1,731                      $  15,295
Tax fees                             $       -                      $       -
                                     ---------                      ---------

Total                                $  52,948                      $  64,646
                                     =========                      =========

      Audit fees were for the audit of our annual financial statements, review of financial statements included in our 10-QSB/10-Q quarterly reports, and services that are normally provided by independent auditors in connection with our other filings with the SEC. This category also includes advice on accounting matters that arose during, or as a result of, the audit or review of our interim financial statements.

      As part of its duties, our Board of Directors pre-approves audit and non-audit services performed by our independent auditors in order to assure that the provision of such services does not impair the auditors' independence. Our Board of Directors does not delegate to management its responsibilities to pre-approve services performed by our independent auditors.

                                  OTHER MATTERS

We know no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors recommends.


By order of the Board of Directors,

/s/ Peter Lee

Peter J Lee
Secretary

October 26, 2008

                                  GOLDEN RIVER
                                    RESOURCES
                                   CORPORATION

                           To Vote Your Proxy by Mail
                           --------------------------


                    |X| Mark, sign and date your proxy card.
                    |X| Detach your proxy card.
                    |X| Return your proxy card in the
                        envelope provided










|_|              FOLD AND DETACH HERE AND READ THE REVERSE SIDE
================================================================================
        Please vote and sign on this side
        and return promptly in the                       |X|
        enclosed envelope. Do not forget       Votes must be indicated
        to date your proxy.                    (x) in Black or Blue ink.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE
PROPOSALS.

1.  To elect four Directors:                                                                               FOR  AGAINST   ABSTAIN

FOR    |_|      Against   |_|      *EXCEPTIONS     |_|       2. To Transact Such Other Business As May     |_|    |_|       |_|
                                                                Properly Come Before The Meeting Or
                                                                Any Adjournment.
Nominees: Joseph Isaac Gutnick, David Stuart Tyrwhitt,
          Peter James Lee, and Mordechai Zev Gutnick.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

* Exceptions ______________________________________________________________

                    NOTE: Please sign exactly as name appears hereon, When shares are held by joint owners, both should sign. When signing as attorney, executor administrator, trustee or guardian, please give title as such. If a corporation please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership


----------------------------       ---------------------------------------------
Date   Share Owner sign here       Co-Owner sign here

--------------------------------------------------------------------------------

                       Golden River Resources Corporation
                       2008 ANNUAL MEETING OF STOCKHOLDERS
                     Tuesday, November 27, 2008 at 11:30 am
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       GOLDEN RIVER RESOURCES CORPORATION

The undersigned appoints Joseph I. Gutnick and Peter Lee, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Golden River Resources Corporation held of record by the undersigned at the close of business on October 17, 2008 at the 2008 Annual Meeting of Stockholders of Golden River Resources Corporation to be held on November 27, 2008 or at any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Cut off date will be November 21, 2008.



(Continued and to be signed and dated on reverse side.)